UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2022

BULL HORN HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 S. Pointe Drive, Suite TH-1

Miami Beach, Florida 33139

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 671-3341

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one Redeemable Warrant	BHSEU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	BHSE	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one-half of one Ordinary Share for $11.50 per whole share	BHSEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is an investor presentation (the “Investor Presentation”) that will be used by Bull Horn Holdings Corp., a special purpose acquisition company incorporated as a British Virgin Islands business company (“Bull Horn”), in connection with the transactions (the “Transactions”) contemplated by an Agreement and Plan of Merger dated effective as of April 18, 2022 (as may be further amended or supplemented from time to time, the “Merger Agreement”), with Coeptis Therapeutics, Inc., a Delaware corporation (“Coeptis”), and BH Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Bull Horn.

The Investor Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information

In connection with the Transactions, Bull Horn has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, which includes a preliminary proxy statement/prospectus in connection with the proposed Transactions. The definitive proxy statement and other relevant documents will be mailed to Bull Horn security holders as of a record date to be established for voting on the Merger Agreement and the Transactions. Investors and security holders of Bull Horn and other interested persons are advised to read the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Bull Horn’s solicitation of proxies for the extraordinary general meeting of Bull Horn shareholders to be held to approve the Merger Agreement and the Transactions because these documents will contain important information about Bull Horn, Coeptis, the Merger Agreement and the Transactions. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transactions (when they become available), and any other documents filed by Bull Horn with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Bull Horn at: 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139.

Forward-Looking Statements

This Current Report on Form 8-K contains, and certain oral statements made by representatives of Bull Horn and Coeptis and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Bull Horn’s and Coeptis’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Bull Horn’s and Coeptis’ expectations with respect to future performance and anticipated financial impacts of the Transactions contemplated by the Merger Agreement, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Bull Horn or Coeptis and are difficult to predict. Factors that may cause such differences include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the Transactions, including due to the failure to obtain approval of the shareholders of Bull Horn or other conditions to closing in the Merger Agreement; (3) the inability to obtain or maintain the listing of Bull Horn’s securities on the Nasdaq Capital Market following the Transactions; (4) the risk of significant redemptions by Bull Horn’s public shareholders in connection with the closing of the Transactions, leaving the combined post-closing company with limited funds to finance its business plans; (5) the risk that the Transactions disrupt current plans and operations of Coeptis as a result of the announcement and consummation of the Transactions; (6) the inability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; (7) the risks that Coeptis’ products in development fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable regulatory authorities; (8) costs related to the Transactions; (8) changes in applicable laws or regulations; (10) the possibility that Bull Horn or Coeptis may be adversely affected by other economic, business, and/or competitive factors; and (11) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties identified in the proxy statement/prospectus relating to the Transactions, including those under “Risk Factors” therein, and in other filings with the SEC made by Bull Horn. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Bull Horn and Coeptis undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Participants in the Solicitation

Bull Horn, Coeptis and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Bull Horn securities in respect of the proposed Transactions. Information about Bull Horn’s directors and executive officers and their ownership of Bull Horn’s securities is set forth in Bull Horn’s filings with the SEC. Additional information regarding the interests of the participants in the definitive proxy solicitation will be included in the proxy statement pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation, dated July 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2022	BULL HORN HOLDINGS CORP.

	By:	/s/ Robert Striar
		Name:	Robert Striar
		Title:	Chief Executive Officer

3